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                                                                    Exhibit 10.2

                     TWELFTH AMENDMENT TO CREDIT AGREEMENT

         This Twelfth Amendment to Credit Agreement ("Agreement") is effective as of the 13th day of May, 2002, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Canadian Lighting Systems Holding, Incorporated), a corporation organized under the laws of the Province of Nova Scotia ("Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England, VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, "UK Borrowers" and, individually, "UK Borrower", and together with U.S. Borrower and Canadian Borrower, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on SCHEDULE 1 (as amended herein) to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as the same has been amended from time to time (the "Credit Agreement");

         WHEREAS, Borrowers, Agent and the Banks desire to further amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained in this Agreement and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

         1. WAIVER. Each of the Banks hereby waives the Event of Default of the U.S. Borrower under Section 7.2 of the Credit Agreement relating to performance or observance of Section 5.7(a) of the Credit Agreement which Event of Default occurred for the period ended March 31, 2002.

         2. CREDIT AGREEMENT AMENDMENTS. The Credit Agreement is amended as follows:

                  (a) Notwithstanding anything to the contrary contained in the Credit Agreement, (I) each loan based on the Eurodollar Rate outstanding as of the date hereof shall be deemed to have converted to a Base Rate Loan at the end of the applicable Interest Period, and (II) after the date hereof, Borrowers shall not be entitled to convert or borrow any loans based on the Eurodollar Rate until (a) the Fixed Charge Coverage Ratio of U.S. Borrower, based on the Consolidated financial statements of U.S. Borrower, is not less than 1.00 to
1.00 for any twelve (12) month period ending on June 30, September 30, December 31 or March 31, commencing June 30, 2002, and (b) each of the Banks, in their sole discretion, specifically approve such Eurodollar Rate borrowings.

                  (b) Article I of the Credit Agreement is hereby amended to delete the definition of "Cash Flow" in its entirety and insert in lieu thereof the following:

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                  "`Cash Flow' shall mean for any period, on a Consolidated
basis and in accordance with GAAP, the sum of (a) Earnings Before Interest and Taxes for such period, plus (b) depreciation and amortization that were deducted in determining Consolidated Net Income for such period, plus (c) non-cash charges (other than depreciation and amortization, allowances for doubtful accounts and unpaid accruals, and non-cash charges in cost of goods sold), minus
(d) Capital Expenditures less (i) proceeds from asset dispositions for such period and (ii) Capital Expenditures not funded from the proceeds of any Loan, minus (e) cash Taxes actually paid, minus (f) cash payments in respect of non-cash charges accounted for prior to September 30, 2001."

                  (c) The third paragraph of Section 2.1(A)(2)(b) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                  "In respect of each UK Letter of Credit and the drafts thereunder, if any, issued for the account of a UK Borrower, UK Borrowers agree
(i) to pay to Agent, for the pro rata benefit of the Banks, (A) with respect to each UK Letter of Credit that is a standby letter of credit, a commission based upon the face amount of the UK Letter of Credit, which shall be paid quarterly in arrears, on the first day of each July, October, January and April, at a rate per annum equal to (1) 275 basis points, times (2) the average undrawn face amount of such UK Letter of Credit during such fiscal quarter, and (B) with respect to each UK Letter of Credit that is a commercial documentary letter of credit, a non-refundable commission based upon the face amount of the UK Letter of Credit, which shall be paid on the date that any draw is made on a UK Letter of Credit, in an amount equal to (1) 275 basis points, times (2) the amount drawn under the UK Letter of Credit; (ii) to pay to Agent, for the sole account of the Fronting Bank, an additional UK Letter of Credit fee, which shall be paid on each date that such UK Letter of Credit is issued or renewed at the rate of one-eighth percent (1/8 of 1%) of the face amount of such UK Letter of Credit; and (iii) to pay to Agent for the sole account of the Fronting Bank, such other issuance, amendment, negotiation, draw, acceptance, telex, courier, postage and similar transactional fees as are generally charged by the Fronting Bank under its fee schedule as in effect from time to time."

                  (d) The third paragraph of Section 2.1(A)(3)(b) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                  "In respect of each Canadian Letter of Credit and the drafts thereunder, if any, issued for the account of Canadian Borrower, Canadian Borrower agrees (i) to pay to Agent, for the pro rata benefit of the Canadian Banks, (A) with respect to each Canadian Letter of Credit that is a standby letter of credit, a commission based upon the face amount of the Canadian Letter of Credit, which shall be paid quarterly in arrears, on the first day of each July, October, January and April, in an amount per annum equal to (1) 275 basis points, times (2) the average undrawn face amount of such Canadian Letter of Credit during such fiscal quarter, and (B) with respect to each Canadian Letter of Credit that is a commercial documentary letter of credit, a nonrefundable commission based upon the face amount of the Canadian Letter of Credit, which shall be paid on the date that any draw is made on a Canadian Letter of Credit, in an amount equal to (1) 275 basis points, times (2) the amount drawn under the Canadian Letter of Credit; (ii) to pay to Agent, for the sole account of the Fronting Bank, an additional Canadian Letter of Credit fee, which shall be paid on each date that such Canadian Letter of Credit is issued or renewed at the rate of one-eighth percent (1/8 of 1%) of the face amount of such Canadian Letter of Credit; and (iii) to pay to Agent for the sole account of the Fronting Bank, such other issuance, amendment, negotiation, draw, acceptance, telex, courier, postage and similar transactional fees



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as are generally charged by the Fronting Bank under its fee schedule as in effect from time to time."

                  (e) The third paragraph of Section 2.1(A)(4) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                  "In respect of each U.S. Letter of Credit and the drafts thereunder, if any, whether issued for the account of U.S. Borrower or a U.S. Guarantor, U.S. Borrower agrees (a) to pay to Agent, for the pro rata benefit of the Banks, (i) with respect to each U.S. Letter of Credit that is a standby letter of credit, a commission based upon the face amount of the U.S. Letter of Credit, which shall be paid quarterly in arrears, on the first day of each July, October, January and April, at a rate per annum equal to (A) 275 basis points, times (B) the average undrawn face amount of such U.S. Letter of Credit during such fiscal quarter, and (ii) with respect to each U.S. Letter of Credit that is a commercial documentary letter of credit, a nonrefundable commission based upon the face amount of the U.S. Letter of Credit, which shall be paid on the date that any draw is made on a U.S. Letter of Credit, in an amount equal to (A) 275 basis points, times (B) the amount drawn under the U.S. Letter of Credit; (b) to pay to Agent, for the sole account of the Fronting Bank, an additional U.S. Letter of Credit fee, which shall be paid on each date that such U.S. Letter of Credit is issued or renewed at the rate of one-eighth percent (1/8 of 1%) of the face amount of such U.S. Letter of Credit; and (c) to pay to Agent for the sole account of the Fronting Bank, such other issuance, amendment, negotiation, draw, acceptance, telex, courier, postage and similar transactional fees as are generally charged by the Fronting Bank under its fee schedule as in effect from time to time."

                  (f) Section 5.7(a) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced the following:

                  "(a) U.S. Borrower shall maintain a Fixed Charge Coverage Ratio, based upon the Consolidated financial statements of U.S. Borrower for the most recently completed four (4) fiscal quarters (except as otherwise specified in (i), (ii) and (iii) hereof), as follows: (i) for the three (3) months ending June 30, 2002, not less than 1.00 to 1.00; (ii) for the six (6) months ending September 30, 2002, not less than 1.00 to 1.00; (iii) for the nine (9) months ending December 31, 2002, not less than 1.00 to 1.00; and (iv) for each period ending March 31, 2003 (on a rolling four quarter basis) and thereafter, not less than 1.00 to 1.00."

         4. CLOSING CONDITIONS. The obligation of the Banks to enter into and perform this Agreement is subject to each of the following conditions:

                  (a) Each of the parties hereto shall have delivered to Agent or its counsel duly executed counterparts of this Agreement;

                  (b) Borrowers shall have paid Agent, for the benefit of the Banks, an amendment fee of Forty Thousand Dollars ($40,000); and

                  (c) Borrowers shall have paid all legal fees and expenses of Agent in connection with this Agreement.

         5. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant to Agent and the Banks that (a) each Borrower has the legal power and authority to execute and deliver this Agreement; (b) the officers executing this Agreement have been duly authorized to


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execute and deliver the same and bind such Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement (except for the Event of Default waived by the Banks pursuant to Section 1 of this Agreement), nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any of Borrowers' or any Guarantor of Payment's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Agreement constitutes the valid and binding obligations of each Borrower in every respect, enforceable in accordance with its terms.

         6. REAFFIRMATION OF CREDIT AGREEMENT. Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. Except as expressly provided in this Agreement, nothing contained in this Agreement will in any manner waive, supplement, release, modify or limit any obligation of any Borrower or Obligor to comply with each of the terms and conditions of the Credit Agreement or any Loan Document nor any of Agent's or the Banks' rights and privileges with respect thereto.

         7. DOCUMENT REFERENCES. Each reference that is made in the Credit Agreement shall hereafter be construed as a reference to such document as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Agreement is a Related Writing as defined in the Credit Agreement. All capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

         8. WAIVER AND RELEASE. Each Borrower and each Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         10. GOVERNING LAW. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

         11. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP


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ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER
INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]



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Agreed to and accepted this 13th day of May, 2002.

ADVANCED LIGHTING TECHNOLOGIES,             VENTURE LIGHTING POWER
INC.                                        SYSTEMS NORTH AMERICA INC. (fka
                                            Canadian Lighting Systems Holding,
                                            Incorporated)

By: /s/ Steven C. Potts                     By: /s/ R. Douglas Oulton
   --------------------------------            --------------------------------
         Steven C. Potts,                   Title: VP-Finance & Administration
         Chief Financial Officer                  -----------------------------

VENTURE LIGHTING EUROPE                     PARRY POWER SYSTEMS LIMITED
LTD.

By: /s/ E. Young                            By:      /s/ S. D. Weaver
   --------------------------------            --------------------------------
Title: Director                             Title: Director
      -----------------------------               -----------------------------

NATIONAL CITY COMMERCIAL                    SOVEREIGN BANK
FINANCE, INC.

By: /s/ Dennis G. Hatvany                   By: /s/ Michelle A. Walcoff
   --------------------------------            --------------------------------
Title: Vice President                       Title:  Senior Vice President
      -----------------------------               -----------------------------

PNC BANK, NATIONAL ASSOCIATION,
  as Agent and as a Bank


By: /s/ Richard F. Muse, Jr
   --------------------------------
Title:  Vice President
      -----------------------------




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                            GUARANTOR ACKNOWLEDGMENT

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                   ADLT Realty Corp. I, Inc.
                                   ADLT Services, Inc.
                                   APL Engineered Materials, Inc.
                                   Ballastronix (Delaware), Inc.
                                   Lighting Resources International, Inc.
                                   Microsun Technologies, Inc.
                                   Venture Lighting International, Inc.


                                   By: /s/ Steven C. Potts
                                      -------------------------------------
                                   Name: Steven C. Potts
                                        -----------------------------------
                                   Title: Chief Financial Officer
                                         ----------------------------------
                                   of each of the companies listed above

                                   Deposition Sciences, Inc.


                                   By: /s/ Steven C. Potts
                                      -------------------------------------
                                   Name:  Steven C. Potts
                                        -----------------------------------
                                   Title: Chief Financial Officer
                                         ----------------------------------
                                   signing for each of the companies listed
                                   above by Power of Attorney


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